INVESTMENTS	9 Months Ended
Sep. 30, 2025
Investments, All Other Investments [Abstract]
INVESTMENTS

NOTE 10 – INVESTMENTS

In August 2024, the Company satisfied $5.7 million of subscription receivables and related interest receivable in the form of shares of common stock in two privately held companies. During the nine months ended September 30, 2025, the Company received $1.25 million of shares of common stock in five privately held companies in connection with master services agreements for access to the NexGenAI Affiliates Network platform. The shares of common stock are carried as investments on the Company’s condensed consolidated balance sheets at its initial cost basis of $1.00 per share. As the investments are in privately held companies, the Company will assess the investments for impairment on an annual basis. As of September 30, 2025, no impairment has been recorded related to these investments.

During the nine months ended September 30, 2025, the Company entered into a one-year agreement with a customer to provide access to the NexGenAI Affiliates Network platform. The contract fee paid by the customer consisted of 2,830,189 shares in the customer’s publicly traded stock, or $600,000, which the Company recorded as marketable securities on the condensed consolidated balance sheets. The Company classified this marketable security as a short-term asset as it is expected to be converted into cash within one year. During the three and nine months ended September 30, 2025, the Company recorded an unrealized loss on marketable securities in the amount of $568,868 and $178,302, respectively.